Homestead Funds, Inc.
Supplement Dated September 21, 2004
To The Prospectus Dated May 1, 2004

This supplement describes changes to the prospectus dated May 1, 2004. These changes are intended to offer shareholders additional protections against the higher costs and performance impact of frequent short-term trading. Please read this supplement carefully and keep it with your prospectus for future reference.

Redemption Fee to Limit Short-Term Trading
The International Stock Index Fund and Nasdaq-100 Index Tracking StockSM Fund currently impose a 2% redemption fee. The Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, and Small-Company Stock Fund will impose a 2% redemption fee on shares purchased on or after December 1, 2004, and redeemed (either by selling shares or exchanging into another Fund) within 30 days after purchase. Shares held more than 30 days are not subject to the 2% redemption fee. Shares held the longest will always be redeemed first.

The Daily Income Fund will not impose a redemption fee.

This fee does not apply to 1) reinvestment of Fund distributions (dividends and capital gains) or 2) transactions made as part of an automatic investment, exchange or withdrawal plan.

Redemption fees are paid to the Fund from which the redemption was made and not to RE Advisers or RE Investment Corporation. The fee is intended to offset the additional brokerage commissions and other costs the Funds incur as a result of frequent short-term trading.

The Funds reserve the right to modify their short-term trading policies at any time without advance notice to shareholders.